EXHIBIT 10.4

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”) made as of February 27, 2009 among FFE TRANSPORTATION SERVICES, INC., a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., as a Bank, Collateral Agent and Syndication Agent (“Bank of America”) and COMERICA BANK, as a Bank, Issuing Bank and Administrative Agent (individually, as “Administrative Agent” and collectively with Bank of America, the “Bank”).

W I T N E S S E T H:

WHEREAS, Borrower and Bank have entered into that certain Amended and Restated Credit Agreement dated as of October 12, 2006 (as heretofore amended, the “Original Credit Agreement”), for the purposes and consideration therein expressed, pursuant to which Bank became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower and Bank desire to amend the Original Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Bank to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

Definitions and References

§ 1.1.                      Terms Defined in the Original Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.                      Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this Fifth Amendment to Credit Agreement.

“Amendment Documents” means, collectively, this Amendment and the confirmation by Guarantor with respect to this Amendment and any other document required to be delivered by Borrower pursuant to Article III hereof.

“Credit Agreement” means the Original Credit Agreement as amended hereby.

ARTICLE II.

Amendments to Original Credit Agreement

§ 2.1.                      Dividends and Distributions.  Subsection 5.2(e)(i) of the Original Credit Agreement is hereby amended in its entirety to read as follows:

“(i)           If no Default or Potential Default exists at the time any dividend payment described below in this subsection (i) is made and if after giving effect to any such dividend payment, Parent and each other Company would be in compliance with all financial covenants contained in this Agreement, (A) Parent may declare and pay cash dividends during Parent’s fiscal quarter ending March 31, 2009 in an aggregate amount not to exceed $540,000; and (B) if Parent did not have consolidated net losses determined in conformity with GAAP for its Fiscal Quarter ending March 31, 2009 in excess of $1,500,000, Parent may declare and pay cash dividends during Parent’s fiscal quarter ending June 30, 2009 in an aggregate amount not to exceed $540,000.”

ARTICLE III.

Conditions of Effectiveness

§ 3.1.                      Effective Date.  This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank’s office,

(a)           a duly executed counterpart of this Amendment,

(b)           a duly executed Consent and Agreement from Guarantor in the form of Exhibit A hereto,

(c)           payments of an amendment fee (i) by Borrower to Bank of America in the amount of $7,500 and (ii) by Borrower to Administrative Agent in the amount of $7,500, and

(d)           each other document to be executed and delivered by Borrower pursuant hereto or thereto.

ARTICLE IV.

Representations and Warranties

§ 4.1.                      Representations and Warranties of Borrower.  In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank that:

(a)           The representations and warranties contained in Article IV of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

(b)           Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement.  Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower hereunder and thereunder;

(c)           The execution and delivery by Borrower of this Amendment and the other Amendment Documents, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower.  Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby;

(d)           When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally; and

(e)           The audited annual consolidated financial statements of Borrower dated as of December 31, 2007 fairly presents the consolidated financial position at such date and the consolidated statement of operations and the changes in consolidated financial position for the periods ending on such dates for Borrower.  Copies of such financial statements have heretofore been delivered to Bank.  Since such date no material adverse change has occurred in the financial condition or businesses or in the consolidated financial condition or businesses of Borrower.

ARTICLE V.

Miscellaneous

§ 5.1.                      Ratification of Agreement.  The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects.  Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also.  The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2.                      Survival of Agreements.  All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full.  All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

§ 5.3.                      Loan Documents.  This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

§ 5.4.                      Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

§ 5.5.                      Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be duly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FFE TRANSPORTATION SERVICES, INC.,
as Borrower

By: /s/ Ronald J. Knutson
Ronald J. Knutson
Senior Vice President

COMERICA BANK, as a Bank, as Issuing Bank and as Administrative Agent

By: /s/ Robert E. Clause
Robert E. Clouse
Vice PresidentVice President

BANK OF AMERICA, N.A., as a Bank, as Collateral Agent and as Syndication Agent

By: /s/ David J. Thomas
David J. Thomas Senior Vice President

EXHIBIT A

CONSENT AND AGREEMENT

Each of the undersigned Guarantors hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Amended and Restated Guaranty and Amended and Restated Security Agreement, each dated as of October 12, 2006, made by them for the benefit of Bank pursuant to the Credit Agreement, (iii) ratifies and confirms all other Loan Documents made by them for the benefit of Bank, (iv) agrees that all of their respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (v) agrees that such Guaranty, such Security Agreement and such other Loan Documents shall remain in full force and effect.

FROZEN FOOD EXPRESS INDUSTRIES, INC.

By: /s/ Ronald J. Knutson
Ronald J. Knutson
Senior Vice President

CONWELL CORPORATION

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Secretary

FX HOLDINGS, INC. (formerly named AIRPRO HOLDINGS, INC.)

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Secretary

LISA MOTOR LINES, INC.

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Secretary

COMPRESSORS PLUS, INC.

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Secretary

FFE LOGISTICS, INC.

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Secretary

CONWELL LLC

By: /s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Secretary